Cash and cash equivalents	12 Months Ended
Dec. 31, 2021
Cash and cash equivalents [abstract]
Cash and cash equivalents

15	Cash and cash equivalents

Accounting policy

Cash and cash equivalents include cash, bank deposits, and highly liquid short-term investments (investments with an original maturity less than 90 days), which are readily convertible into a known amount of cash and subject to an immaterial risk of changes in value. Bank overdrafts are shown within Loans and financings in current liabilities in the balance sheet.

(a)	Composition

	2021	2020
Cash and banks	276,761	113,017
Term deposits	467,056	973,146
	743,817	1,086,163

(b)	Changes in operating assets and liabilities

Schedule of changes in operating assets and liabilities

	2021	2020	2019
Decrease (increase) in assets
Trade accounts receivables	(9,375)	(68,896)	(8,634)
Inventory	(102,068)	8,883	(35,425)
Derivative financial instruments	(14,936)	(7,809)	(4,649)
Other assets	(47,312)	30,557	(45,872)

Increase (decrease) in liabilities
Trade payables	44,880	21,589	18,823
Confirming payables	87,565	62,525	12,278
Other liabilities	2,759	58,481	12,856
	(38,487)	105,330	(50,623)

(c)	Main non-cash investing and financing transactions

During 2021, the Company had: (i) additions to right-of-use assets in the amount of USD 5,174 (December 31, 2020: USD 5,785); (ii) write-offs of property, plant and equipment in the amount of USD 3,343; (iii) decreases in loans and financings in the total amount of USD 14,314 related to a decrease in their fair value of USD 19,380 net of the changes in the Company´s credit risk of USD 5,066, see note 24; and (iv) additions in intangible assets in the amount of USD 19,407 related to the GSF recovered costs.